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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2003

                           priceline.com Incorporated
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-25581                 06-1528493
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

          800 Connecticut Avenue, Norwalk, Connecticut      06854
        -------------------------------------------------------------
                 (Address of principal office)            (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

         On April 22, 2003, the Board of Directors of priceline.com Incorporated, a Delaware corporation, elected Patricia L. Francy and Jeffrey E. Epstein to its Board of Directors. Ms. Francy currently is Treasurer and Controller for Columbia University. Mr. Epstein currently is Senior Vice President and Chief Financial Officer of VNU's Media Measurement and Information
(MMI) Group, whose businesses include Nielsen Media Research. Attached as
Exhibit 99.1 is a copy of the press release issued by priceline.com on April 23, 2003.


         C.  Exhibits

         99.1    Press Release issued by priceline.com on April 23, 2003

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRICELINE.COM INCORPORATED



                                     By:  /s/ Jeffery H. Boyd
                                          -------------------------------------
                                          Jeffery H. Boyd
                                          President and Chief Executive Officer


Dated:  April 23, 2003

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                                  EXHIBIT INDEX

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
EXHIBIT NO.           DESCRIPTION
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
99.1                  Press Release issued by priceline.com on April 23, 2003
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